Interest Rate Swaps	12 Months Ended
Sep. 30, 2011
Interest Rate Swaps
Interest Rate Swaps

NOTE 6—INTEREST RATE SWAPS

We are exposed to interest rate risk on borrowings under the 2011 Credit Agreement. Our variable rate debt exposes us to short-term changes in market interest rates as our interest obligations on these instruments are periodically re-determined based on the prevailing Eurodollar rate. We enter into interest rate swaps to limit our exposure to fluctuations and volatility in interest rates. We do not engage in derivative transactions for speculative or trading purposes and we are not a party to leveraged derivatives.

In the fourth quarter of fiscal year 2011, we entered into four $50.0 million notional interest rate swaps to fix the variable interest rate on borrowings under the 2011 Credit Agreement through September 2014. Three of these interest rate swap agreements serve to fix the annual rate at approximately 3.6% from July 2011 to September 2014. A fourth interest rate swap agreement serves to fix the annual rate at approximately 3.4% from September 2011 to September 2014.

Fair Value of Derivatives

In accordance with ASC 815, Derivatives and Hedging, the following table presents the fair value of our cash flow hedge derivative contracts included in the Consolidated Balance Sheets as of September 31, 2011 and 2010 (See Note 10 for additional information regarding Fair Value Measurements):

		September 30,
Type of Contract	Balance Sheet Classification	2011	2010
Short term interest rate swaps	Accrued liabilities	$988	$—
Long term interest rate swaps	Other long-term liabilities	631	—

Total derivative contracts, net		$1,619	$—

We recognized an unrealized loss of approximately $1.6 million in Other Comprehensive Income ("OCI") as a result of changes in fair value of our interest rate derivatives during fiscal year 2011. No gain or loss was recognized in OCI during fiscal year 2010.